CANADA

Certificate of Incorporation                         Certificat de constitution

Canada  Business                                         Loi  sur  les  societes
Corporations  Act                                       commerciales canadiennes




STORIMIN  EXPLORATION  LIMITED                            163129-2
-------------------------------------------------    ------------------
Name of Corporation - Denomination e la societe       Number  -  Numero




I hereby certify that the above mentioned Corporation, the Articles of Incorporation of which are attached, was incorporated under the Canada Business Corporations Act.


Je certitie par es presentes que la soci te mentionnee ci-haut, dont es statuts constitutifs sont joints, a ete constituee en societe en vertu de la Loi sur les societes commerciales canadiennes.



/s/                                                      January  16,  1984.
Director  -  Directeur                                 Date of Incorporation
                                                       Dater de constitution


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      CANADA  BUSINESS                                  LOI  SUR  LES  SOCIETES
      CORPORATIONS  ACT                                COMMERCIALES  CANADTENNES
          FORM  1                                            FORMULE  1
ARTICLES  OF  INCORPORATION                            STATUTS  CONSTITIUTIFS
       (SECTION  6)                                        (ARTICLE  6)
--------------------------------------------------------------------------------
                          Denomination  de  a  societe


STORMIN EXPLORATION  LIMITED
--------------------------------------------------------------------------------
where the registered office is to be situated
Lieu  au  Canada  ou  doit  etre  situe le siege  social

Suite  1404,  7  King  Street  East,  Toronto,  Ontario  M5C  1A2
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The  classes  and  any  maximum  number  at  shares  that  the  corporation  is authorized to issue
Categories et tout nombre maximal d'actions que la societe est autortsee a emettre

Unlimited




-  Restrictions  if  any  art  share  transfers
   Restrictions  sur le transfert des actions,  s'il  y a lieu


Not  Applicable

--------------------------------------------------------------------------------

-  Number (or  minimum  and  maximum number) of directors
   Nombre (ou nombre minimum  et  maximum)  d'adminstrateurs

Minimum  Three  (3),  Maximum  Five  (5)
--------------------------------------------------------------------------------
Restrictions if any on business the corporation may carry on Limites imposees guant aux activites commercailes que la societe peut exploiter, S'il y a lieu

Not  Applicable

--------------------------------------------------------------------------------
-  Other  provisions  if  any
   Autres  dispositions  s'il  y a lieu

Not  Applicable




--------------------------------------------------------------------------------
Incorporators                                Fondateurs
--------------------------------------------------------------------------------
Names - Noms             Address (include postal code)               Signature
                         Adresse (inclure le code postal)

Alvin E. Story          1194 Lambeth Road, Oakville,          /s/ Alvin E. Story
                        Ontario  L6H  2C8

   Blunt                93 Dawn Hill Trail,                   /s/ Blunt
                        Thornhill,  Ontario  L3T 3B4

 lex Pearson            258  Dawlish  Avenue,                 /s/ lex Pearson
                        Toronto,  Ontario  M4N  1J3

FOR DEPARTMENTAL USE ONLY                      A L'USAGE DU MINISTERE SEULEMENT


                                               Filed - Deposee


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